Exhibit 10.1

AMENDMENT NO. 5 TO

AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT

This AMENDMENT NO. 5, dated as of June 30, 2016 (this “Amendment”), is made with respect to that certain Amended and Restated Receivables Purchase Agreement, dated as of November 18, 2011 (as amended, restated, supplemented or otherwise modified, the “RPA”), among LPAC CORP., a Delaware corporation (the “Company”), as seller, LENNOX INDUSTRIES INC., a Delaware corporation (“Lennox”), as master servicer thereunder (in such capacity, the “Master Servicer”), VICTORY RECEIVABLES CORPORATION, a Delaware corporation, as a Purchaser, and THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as administrative agent for the Investors (in such capacity, the “Administrative Agent”), the purchaser agent for the BTMU Purchaser Group (in such capacity, the “BTMU Purchaser Agent”) and a BTMU Liquidity Bank. Capitalized terms used and not otherwise defined in this Amendment shall have the meanings given to such terms in the RPA.

Preliminary Statements

(1) Each of the parties to the RPA desires to amend the RPA on the conditions set forth herein.

NOW, THEREFORE, the signatories hereto agree as follows:

SECTION 1.Amendment to the RPA. Effective as of July 5, 2016 in accordance with Section 2 of this Amendment, the RPA is amended as follows:

(a) The definition of “BTMU Purchaser Group Limit” contained in APPENDIX A (DEFINITIONS) to the RPA is amended by deleting the table set forth therein in its entirety and inserting in lieu thereof the following table:

Period	BTMU Purchaser Group Limit
Reporting Date in February until the date preceding the Reporting Date in March	$200,000,000
Reporting Date in March until the date preceding the Reporting Date in April	$200,000,000
Reporting Date in April until the date preceding the Reporting Date in May	$250,000,000
Reporting Date in May until the date preceding the Reporting Date in June	$250,000,000
Reporting Date in June until the date preceding the Reporting Date in July	$250,000,000
Reporting Date in July until the date preceding the Reporting Date in August	$325,000,000
Reporting Date in August until the date preceding the Reporting Date in September	$325,000,000
Reporting Date in September until the date preceding the Reporting Date in October	$325,000,000
Reporting Date in October until the date preceding the Reporting Date in November	$250,000,000
Reporting Date in November until the date preceding the Reporting Date in December	$250,000,000
Reporting Date in December until the date preceding the Reporting Date in January	$250,000,000
Reporting Date in January until the date preceding the Reporting Date in February	$200,000,000

(b) The definitions of “Default Ratio”, “Defaulted Receivable” and “Dilution Volatility Component” contained in APPENDIX A (DEFINITIONS) to the RPA are each amended by deleting each such definition in its entirety and inserting in lieu thereof the following:

Default Ratio: At any time, an amount (expressed as a percentage) equal to a fraction (i) the numerator of which is equal to the sum of the Unpaid Balances of Eligible Receivables, during the immediately preceding Collection Period, as to which, without duplication, (A) any payment, or part thereof, remains unpaid for more than 150 days, but less than 181 days, from the original due date for such payment or (B) any portion of the Unpaid Balance (including amounts related to an Event of Bankruptcy) or other payment due in respect thereof was (or should have been) written off and (ii) the denominator of which is the amount of sales generated during the Collection Period six months prior to the immediately preceding Collection Period.

Defaulted Receivable: A Receivable as to which, without duplication, (i) any payment, or part thereof, remains unpaid for more than 120 days from the original due date for such payment, (ii) any portion of the Unpaid Balance or other payment due in respect thereof was (or should have been) written off prior to the 120th day following the original due date for such payment, or (iii) an Event of Bankruptcy shall have occurred with respect to the Obligor thereof or any other Person obligated thereon or owning any Related Security in respect thereof.

Dilution Volatility Component: The product of (i) the positive excess, if any, of (A) the highest three month rolling average Dilution Ratio over the past 12 months over (B) the Adjusted Dilution Ratio and (ii) a fraction, the numerator of which is the highest three month rolling average Dilution Ratio over the past 12 months and the denominator of which is the Adjusted Dilution Ratio.

(c) The definition of “Eligible Receivable” contained in APPENDIX A (DEFINITIONS) to the RPA is amended by deleting clause (iii) thereof in its entirety and inserting in lieu thereof the following:

“(iii) the Obligor of which is (A) a resident of the United States, or any of its possessions or territories; provided, however, that a Receivable that is otherwise an “Eligible Receivable” but for this clause (iii)(A) shall be an Eligible Receivable if (a) the Obligor of such Receivable is domiciled in Canada, or any of its provinces or territories, and the Unpaid Balance of such Receivable, when added to the Unpaid Balance of all other Receivables as to which the Obligors are residents of Canada, or any of its provinces or territories, classified at such time as Eligible Receivables pursuant to this clause (a), would not exceed 5% of the aggregate Unpaid Balance of all Eligible Receivables at such time; and (b) the Unpaid Balance of such Receivable, when added to the Unpaid Balance of all other Receivables as to which the Obligors are not residents of the United States or Canada, or any of its possessions, provinces or territories, classified at such time as Eligible Receivables pursuant to this clause (b), would not exceed 6% of the aggregate Unpaid Balance of all Eligible Receivables at such time; provided, further, that at no time shall (x) a Receivable as to which the Obligor is domiciled in a non-OECD member country, and that is otherwise classified at such time as an “Eligible Receivable”, be an Eligible Receivable if the Unpaid Balance of such Receivable, when added to the Unpaid Balance of all other Receivables as to which the Obligors are domiciled in non-OECD member countries, and that are otherwise classified at such time as Eligible Receivables, would exceed 3% of the aggregate Unpaid Balance of all Eligible Receivables at such time, and (y) any Receivable the Obligor of which is domiciled in Venezuela be classified as an Eligible Receivable, (B) not an Affiliate or employee of any Seller Party, and (C) not a Sanctioned Person nor organized or resident in a Sanctioned Country;

(d) The definition of “Purchaser Limit” contained in APPENDIX A (DEFINITIONS) to the RPA is amended by deleting the table set forth therein in its entirety and inserting in lieu thereof the following table:

Period	Purchaser Limit
Reporting Date in February until the date preceding the Reporting Date in March	$200,000,000
Reporting Date in March until the date preceding the Reporting Date in April	$200,000,000
Reporting Date in April until the date preceding the Reporting Date in May	$250,000,000
Reporting Date in May until the date preceding the Reporting Date in June	$250,000,000
Reporting Date in June until the date preceding the Reporting Date in July	$250,000,000
Reporting Date in July until the date preceding the Reporting Date in August	$325,000,000
Reporting Date in August until the date preceding the Reporting Date in September	$325,000,000
Reporting Date in September until the date preceding the Reporting Date in October	$325,000,000
Reporting Date in October until the date preceding the Reporting Date in November	$250,000,000
Reporting Date in November until the date preceding the Reporting Date in December	$250,000,000
Reporting Date in December until the date preceding the Reporting Date in January	$250,000,000
Reporting Date in January until the date preceding the Reporting Date in February	$200,000,000

SECTION 2. Effectiveness. This Amendment shall become effective July 5, 2016 so long as, as of the date hereof:

(a) each of the Administrative Agent and the BTMU Purchaser Agent shall have received, in form and substance satisfactory to it, executed counterparts of this Amendment; and

(b) the Administrative Agent and each Purchaser Agent shall have received, in form and substance satisfactory to it, a copy of the resolutions of the board of directors (or similar governing body) of the Seller and the Master Servicer approving this Amendment and the transactions contemplated hereby, certified by its secretary or any other authorized person.

SECTION 3. Transaction Document. This Amendment shall be a Transaction Document under the RPA.

SECTION 4. Representations and Warranties.

(a) Each of the Company and the Master Servicer makes, as to itself (except where specifically provided otherwise therein), each of the representations and warranties contained in Section 6.1 of the RPA (after giving effect to this Amendment).

SECTION 5. Confirmation of RPA; No Other Modifications.

(a) Each reference in the RPA to “this Agreement” or “the Agreement”, or “hereof,” “hereunder” or words of like import, and each reference in any other Transaction Document to the RPA, shall mean the RPA as amended by this Amendment, and as hereafter amended or restated. Except as herein expressly amended, the RPA is ratified and confirmed in all respects and shall remain in full force and effect in accordance with its terms.

SECTION 6. Affirmation and Consent of Lennox International. Lennox International hereby consents to this Amendment and hereby affirms and agrees that the Assurance Agreement is, and shall continue to be, in full force and effect and is hereby ratified and affirmed in all respects. Upon the effectiveness of, and on and after the date of, the Amendment, each reference in the Assurance Agreement to the RPA, “thereunder”, “thereof” or words of like import with respect to the RPA shall mean and be a reference to the RPA as amended by this Amendment, and as hereafter amended or restated.

SECTION 7. Costs and Expenses. The Company agrees to pay on demand all reasonable costs and expenses in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto.

SECTION 8. GOVERNING LAW. THIS AMENDMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAW (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

SECTION 9. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Amendment. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or by electronic mail in portable document format (.pdf) shall be as effective as delivery of a manually executed counterpart of a signature page of this Amendment.

[Remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

LPAC CORP., as Company

By:	/s/ Rick Pelini
Name: Richard A. Pelini
Title: President, Treasurer

LENNOX INDUSTRIES INC., as Master Servicer

By:	/s/ Rick Pelini
Name: Richard A. Pelini
Title: Vice President, Treasurer

LENNOX INTERNATIONAL INC.

By:	/s/ Rick Pelini
Name: Richard A. Pelini
Title: Vice President, Treasurer

VICTORY RECEIVABLES CORPORATION, as a Purchaser

By:	/s/ David DeAngelis
Name: David DeAngelis
Title: Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as Administrative Agent

By:	/s/ Eric Williams
Name: Eric Williams
Title: Managing Director

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as BTMU Purchaser Agent

By:	/s/ Eric Williams
Name: Eric Williams
Title: Managing Director

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as a Liquidity Bank

By:	/s/ Eric Williams
Name: Eric Williams
Title: Managing Director